                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

                     9% SENIOR SUBORDINATED NOTES DUE 2007,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                          FOR ANY AND ALL OUTSTANDING
                     9% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF
                             PILLOWTEX CORPORATION

        THE EXCHANGE OFFER WILL EXPIRE AT      P.M., NEW YORK CITY TIME,
         ON             , 1998 UNLESS EXTENDED (THE "EXPIRATION DATE").

                                  Deliver to:
          NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, EXCHANGE AGENT

By Registered or Certified Mail:        By Overnight Delivery:                By Hand Delivery:
  Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.
   Corporate Trust Operations          Corporate Trust Services            Northstar East Building
          P.O. Box 1517               Sixth and Marquette Avenue        608 Second Avenue South, 12th
   Minneapolis, MN 55480-1517         Minneapolis, MN 55479-0113                    Floor
                                                                          Corporate Trust Services
                                                                               Minneapolis, MN

                         Facsimile Transmission Number:
                        (For Eligible Institutions Only)
                                 (612) 667-4927

                          Confirm Receipt of Facsimile
                                 by Telephone:
                                 (612) 667-9764

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. THIS INSTRUMENT SHOULD NOT BE DELIVERED TO THE COMPANY.

     The undersigned acknowledges that the undersigned has received and reviewed
the Prospectus dated February   , 1998 (the "Prospectus") of Pillowtex
Corporation (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly issued 9% Senior Subordinated Notes due 2007 (the "Series B Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for $1,000 in principal amount at maturity of its outstanding 9% Senior Subordinated Notes due 2007 (the "Series A Notes"), of which $185,000,000 in principal amount at maturity are issued and outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be completed by a Holder (as defined herein) of Series A Notes either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for Series A Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Series A Notes" section of the Prospectus. Holders of Series A Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Series A Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person in whose name Series A Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed, and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series A Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE PROVIDING ANY INFORMATION BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (612) 667-2344 OR AT ITS ADDRESS SET FORTH ABOVE.

     List below the Series A Notes to which this Letter of Transmittal relates.

                         DESCRIPTION OF SERIES A NOTES
--------------------------------------------------------------------------------

                                                                   AGGREGATE PRINCIPAL
        NAME(S) AND ADDRESS(ES)                                  AMOUNT OF SERIES A NOTES
         OF REGISTERED HOLDERS                                        REPRESENTED BY           PRINCIPAL AMOUNT OF
      (PLEASE COMPLETE, IF BLANK)       CERTIFICATE NUMBER(S)         CERTIFICATE(S)        SERIES A NOTES TENDERED*
---------------------------------------------------------------------------------------------------------------------

                                        -----------------------------------------------------------------------------

                                        -----------------------------------------------------------------------------

                                        -----------------------------------------------------------------------------

                                        -----------------------------------------------------------------------------
                                                TOTAL
---------------------------------------------------------------------------------------------------------------------
 * Unless indicated in the column labeled "Principal Amount of Series A Notes Tendered," any tendering Holder of
   Series A Notes will be deemed to have tendered the entire principal amount of Series A Notes represented by the column labeled "Aggregate Principal Amount of Series A Notes Represented by Certificate(s)."
---------------------------------------------------------------------------------------------------------------------

If the space provided above is inadequate, list the certificate numbers and principal amount of Series A Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Series A Notes:
--------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------

Window Ticket Number (if available):
--------------------------------------------------------------------------------

Name of Institution that Guaranteed Delivery:
---------------------------------------------------------------------------

Account Number (if delivered by book-entry transfer):
------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

                         (See Instructions 4, 5 and 6)

     To be completed ONLY (i) if certificates for Series A Notes not tendered, or Series B Notes issued in exchange for Series A Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Series A Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue Certificate(s) to:

Name:
                                 (Please Print)

Address:

------------------------------------------------------

------------------------------------------------------
                               (Include Zip Code)

             ------------------------------------------------------
                (Taxpayer Identification or Social Security No.)

             ------------------------------------------------------
                   (Please Also Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS

                         (See Instructions 4, 5 and 6)

     To be completed ONLY if certificates for Series A Notes not tendered, or Series B Notes issued in exchange for Series A Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail and deliver Certificate(s) to:

Name:
                                 (Please Print)

Address:

------------------------------------------------------

------------------------------------------------------
                               (Include Zip Code)

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Series A Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Series A Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to the Series A Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series A Notes with full power of substitution to (i) deliver certificates for such Series A Notes, or transfer ownership of such Series A Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (ii) present such Series A Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign, and transfer the Series A Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that (i) any Series B Notes acquired in exchange for Series A Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Series B Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Series B Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Series B Notes, and (iv) neither the Holder nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the Series B Notes issued in exchange for the Series A Notes pursuant to the Exchange Offer may be offered for resale, resold, and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Series B Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaging in and does not intend to engage in a distribution of the Series B Notes and has no arrangement or understanding with any person to participate in a distribution of such Series B Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Series B Notes. If the undersigned is a broker-dealer that will receive Series B Notes for its own account in exchange for Series A Notes that were acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), it acknowledges that it will deliver a prospectus in connection with any resale of such Series B Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer, and purchase of the Series A Notes tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series A Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Series A Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series A Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" or, in the case of Series A Notes tendered by book-entry transfer, such unaccepted Series A Notes will be credited to an account at DTC, as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, and assigns.

     The undersigned understands that tenders of Series A Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering Series A Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and return any Series A Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange and any certificates for Series A Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Series B Notes issued in exchange for the Series A Notes accepted for exchange in the name(s) of, and return any Series A Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Series A Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series A Notes so tendered.

     Holders of Series A Notes who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available, or (ii) who cannot deliver their Series A Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
              SERIES A NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X
 -------------------------------------------------------           -----------------------------------------------
                                                                                      (Date)
X
 -------------------------------------------------------           -----------------------------------------------
           (Signature(s) of Registered Holder(s)                                      (Date)
                  or Authorized Signatory)

Area Code and Telephone Number(s):
                                   --------------------------------------------
Tax Identification or Social Security Number(s):
                                                -------------------------------

     The above lines must be signed by the registered Holder(s) of Series A Notes as their name(s) appear(s) on the certificate for the Series A Notes or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series A Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal.

Name(s):
        -----------------------------------       -----------------------------
                             (Please Print)

Capacity:
         ----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

-------------------------------------------------------------------------------
                               (Include Zip Code)

               SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION
            (AS HEREINAFTER DEFINED): (IF REQUIRED BY INSTRUCTION 4)

------------------------------------------------------         -------------------------------------------
               (Authorized Signature)                                          (Title)


------------------------------------------------------         -------------------------------------------
                   (Name of Firm)                                               (Date)

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

------------------------------------------------------------------------------------------------------------------
                            PAYER'S NAME: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
------------------------------------------------------------------------------------------------------------------
                           SUBSTITUTE                              PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
                            FORM W-9                               RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
                                                                  ------------------------------------------------
                   DEPARTMENT OF THE TREASURY                      PART 2 -- Check the box if you are exempt from
                    INTERNAL REVENUE SERVICE                       backup withholding.    [ ]
                                                                  ------------------------------------------------

                                                                   CERTIFICATION -- Under the penalties of
                                                                   perjury, I certify that (1) the number shown on
                                                                   this form is my correct taxpayer identification
                                                                   number (or I am waiting for a number to be
                                                                   issued to me) and (2) I am not subject to
                                                                   backup withholding either because I have not
                                                                   been notified by the Internal Revenue Service
                                                                   (the "IRS") that I am subject to backup
                                                                   withholding as a result of a failure to report
                                                                   all interest or dividends or the IRS has
                                                                   notified me that I am no longer subject to
                                                                   backup withholding. (You must cross out Item
                                                                   (2) above if you have been notified by the IRS
                                                                   that you are subject to backup withholding
                                                                   because of underreporting of interest or
                  PAYER'S REQUEST FOR TAXPAYER                     dividends on your return.)
                      IDENTIFICATION NUMBER                        Signature Date
                             ("TIN")
                          CERTIFICATION
------------------------------------------------------------------------------------------------------------------


                            PAYER'S NAME: NORWEST BANK MINNESOTA,
------------------------------------------------------------------------------------------------------------------
                           SUBSTITUTE                                            Social Security Number
                            FORM W-9                                   OR ----------------------------------------

                                                                                   Employer ID Number
                                                                  ------------------------------------------------
                   DEPARTMENT OF THE TREASURY
                    INTERNAL REVENUE SERVICE

                                                                  ------------------------------------------------

                  PAYER'S REQUEST FOR TAXPAYER

                      IDENTIFICATION NUMBER
                             ("TIN")

                          CERTIFICATION

------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------------------               ---------------------------------------------------
                         Signature                                                      Date

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SERIES A NOTES. The tendered Series A Notes or any confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED SERIES A NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR SERIES A NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders who wish to tender their Series A Notes and (i) whose Series A Notes are not immediately available, or (ii) who cannot deliver their Series A Notes, this Letter of Transmittal, or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Series A Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Series A Notes, the certificate number or numbers of such Series A Notes and the aggregate principal amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Series A Notes or a Book-Entry Confirmation and any other required documents will be deposited by the Eligible Institution (as hereinafter defined) with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Series A Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Any Holder of Series A Notes who wishes to tender his Series A Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Series A Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Series A Notes, and withdrawal of tendered Series A Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Series A Notes not properly tendered or any Series A Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer, including the instructions in this Letter of Transmittal and those set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer," shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series A Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Series A Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of Series A Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Series A Notes may tender such Series A Notes in the Exchange Offer. Any beneficial holder of Series A Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Series A Notes, either make appropriate arrangements to register ownership of the Series A Notes in such holder's name, or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership of Series A Notes may take considerable time.

     3. PARTIAL TENDERS. If less than the entire principal amount of Series A Notes represented by a certificate is tendered, the tendering Holder should fill in the aggregate principal amount tendered in the third column of the box entitled "Description of Series A Notes" above. The entire principal amount of Series A Notes set forth on the certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Series A Notes is not tendered, then a Series A Notes certificate for the principal amount of Series A Notes not tendered and a certificate or certificates representing Series B Notes issued in exchange for any Series A Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Series A Notes are accepted for exchange, or in the case of Series A

Notes tendered by book-entry transfer, such indentured Series A Notes and Series B Notes issued in exchange for any Series A Notes accepted will be credited to accounts at DTC.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Series A Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Series A Notes without alteration, enlargement, or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Series A Notes tendered and the certificate or certificates for Series B Notes issued in exchange therefor are to be issued (or if certificates representing the principal amount of Series A Notes not tendered are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Series A Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Series A Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Series A Notes listed, such Series A Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Series A Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Series A Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Series A Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Series A Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(ii) if such Series A Notes are tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Series B Notes or substitute Series A Notes for the principal amount of Series A Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Series A Notes pursuant to the Exchange Offer. If, however, certificates representing Series B Notes or Series A Notes (for any principal amount of Series A Notes not tendered or accepted for exchange) are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Series A Notes tendered hereby, or if tendered Series A Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Series A Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Series A Notes listed in this Letter of Transmittal.

     7. FORM W-9. Any Holder who tenders his Series A Notes is required to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his or her social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31% Federal income tax withholding on any payment made to Holders of the Series B Notes. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Exchange Agent.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer, set forth in the Prospectus under the caption "The Exchange Offer -- Certain Conditions to the Exchange Offer," in the case of any Series A Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED SERIES A NOTES. Any tendering Holder whose Series A Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE PAYER. -- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.
---------------------------------------------------------------
                 ---------------------------------------------------------------

                                              GIVE THE
                                          SOCIAL SECURITY
     FOR THIS TYPE OF ACCOUNT:              NUMBER OF --
--------------------------------------------------------------
                                      GIVE THE EMPLOYER
                                      IDENTIFICATION
           FOR THIS TYPE OF ACCOUNT:  NUMBER OF --
--------------------------------------------------------------
 1.  An individual's account          The individual
 2.  Two or more individuals (joint   The actual owner of the
     account)                         account or, if combined
                                      funds, any one of the
                                      individuals (1)
 3.  Custodian account of a minor     The minor (2)
     (Uniform Gift to Minors Act)
 4.  (a) The usual revocable savings  The grantor- trustee (1)
     trust account (grantor is also
     trustee)
     (b) So-called trust account      The actual owner (1)
     that is not a legal or valid
     trust under State law
 5.  Sole proprietorship account      The owner (3)
 6.  A valid trust, estate, or        The legal entity (Do not
     pension trust                    furnish the identifying
                                      number of the personal
                                      representative or
                                      trustee unless the legal
                                      entity itself is not
                                      designated in the
                                      account title.) (4)
 7.  Corporate account                The corporation
 8.  Religious, charitable, or        The organization
     educational organization
     account
 9.  Partnership                      The partnership
10.  Association, club or other       The organization
     tax-exempt organization
11.  A broker or registered nominee   The broker or nominee
12.  Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

---------------------------------------------------------------
                 ---------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's Social Security Number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on broker transactions include the following:

- A corporation.

- A financial institution.

- An organization exempt from tax under Section 501(a), or an individual retirement plan.

- The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

- An international organization or any agency or instrumentality thereof.

- A registered dealer in securities or commodities registered in the United States or a possession of the United States.

- A real estate investment trust.

- A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times under the Investment Company Act of 1940.

- A foreign central bank of issue.

- A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments of interest not generally subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

- Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your Taxpayer IDENTIFICATION NUMBER to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                    FOR ADDITIONAL INFORMATION CONTACT YOUR
                           TAX CONSULTANT OR THE IRS.

                         (DO NOT WRITE IN SPACE BELOW)

 CERTIFICATE                         SERIES A NOTES                         SERIES A NOTES
 SURRENDERED                            TENDERED                               ACCEPTED

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Delivery Prepared by:
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Checked by:
--------------------------------------------

Date:
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                                       12